LITMAN GREGORY FUNDS TRUST

Supplement dated March 1, 2019 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

of the Litman Gregory Funds Trust dated April 30, 2018, as supplemented

Notice to Existing and Prospective Shareholders of the Litman Gregory Masters Equity Fund and the Litman Gregory Masters International Fund:

AUTOMATIC CONVERSION OF INVESTOR CLASS SHARES TO

INSTITUTIONAL CLASS SHARES FOR TWO FUNDS

At a meeting held on February 25, 2019, The Board of Trustees of Litman Gregory Funds Trust (the “Trust”) approved the automatic conversion (the “Conversion”) of the Investor Class shares of each of the Litman Gregory Masters Equity Fund and the Litman Gregory Masters International Fund (each, a “Fund,” and together, the “Funds”) into Institutional Class shares of the same Fund, and the concurrent termination of these Funds’ Investor Class shares. The conversion and termination are expected to occur on or about April 29, 2019 (the “Conversion Date”). The Conversion Date may be changed without notice at the discretion of the Trust’s officers. The Investor Class shares of the Funds will remain open to investment by current investors until April 15, 2019.

At any time prior to the Conversion Date, Investor Class shareholders of a Fund may redeem their Investor Class shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Shareholder Services – How to Sell Shares” in the Prospectus. On the Conversion Date, all outstanding Investor Class shares of a Fund will be exchanged into the Institutional Class shares of the corresponding Fund.

Investor Class shareholders will not pay any sales charge, fee or other charge in connection with the Conversion. Upon the Conversion, the converted Investor Class shares will be subject to the net annual fund operating expenses charged to Institutional Class shares, which has been the same or lower than those of the Investor Class shares for the same Fund.

The Board of Trustees of the Trust also approved a change to the minimum initial investment amount for these Funds’ Institutional Class shares. Effective upon the Conversion Date, the minimum initial investment amount for (i) regular accounts for the Institutional Class shares of each Fund will be changed from $100,000 to $10,000 and (ii) retirement accounts for the Institutional Class shares of each Fund will be changed from $5,000 to $1,000.

Following the Conversion Date, all references to Investor Class shares for these Funds are deleted in their entirety from the Funds’ Summary Prospectus, Prospectus and SAI and all references to minimum initial investment for these Funds’ Institutional Class shares are revised as noted above.

If you have any questions regarding these changes, please contact the Trust at 1-800-960-0188,

Please keep this Supplement with your Summary Prospectus, Prospectus and

Statement of Additional Information.

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